Exhibit 10.1

Constar International Inc.

$220,000,000

Senior Secured Floating Rate Notes due 2012

Amended and Restated Purchase Agreement

New York, New York

As of February 3, 2005

Citigroup Global Markets Inc.

Credit Suisse First Boston LLC

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Constar International Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, $220,000,000 principal amount of its Senior Secured Floating Rate Notes due 2012 (3 month LIBOR (as defined in the Indenture) plus 3.375%) (the “Notes”). The Notes are to be fully and unconditionally guaranteed jointly and severally on a senior basis (each such existing guarantee, a “Subsidiary Guarantee,” and collectively, the “Subsidiary Guarantees” and, together with the Notes, the “Securities”) initially by all the United States and United Kingdom restricted subsidiaries of the Company that are signatories to this Agreement (each such existing guarantor, a “Subsidiary Guarantor,” and collectively, the “Subsidiary Guarantors”). The Securities are to be issued under an indenture (the “Indenture”) to be dated as of February 11, 2005, among the Company, the Subsidiary Guarantors and The Bank of New York, as trustee (the “Trustee”). This Agreement amends and restates in its entirety the Purchase Agreement dated February 3, 2005 among the parties hereto for the purpose of increasing the principal amount of Notes purchased hereunder from $210,000,000 to $220,000,000.

To the extent there are no additional Initial Purchasers listed on Schedule I hereto other than you, the term Representatives as used herein shall mean you, as Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

Holders of the Securities will also have the benefit of a registration rights agreement to be dated as of February 11, 2005 (the “Registration Rights Agreement”) among the Company, the Subsidiary Guarantors and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company will agree to register the Securities under the Act subject to the terms and conditions therein specified.

The Securities will be secured by liens on certain real property of the Company and the Subsidiary Guarantors as described in the Final Memorandum (each, a “Mortgaged Property” and together, the “Mortgaged Properties”) and certain other assets of the Company and the Subsidiary Guarantors as described in the Final Memorandum (the “Pledged Collateral”), and documented by the mortgages, deeds of trust or deeds to secure debt (the “Mortgages”) evidencing the liens on the Mortgaged Properties and by such other documents evidencing and/or relating to the liens on the Pledged Collateral (together with the Mortgages, the “Security Documents”), in each case, to the extent and in the manner described in the Final Memorandum, as contemplated by this Agreement and the Indenture.

This Agreement, the Securities, the Indenture, the Registration Rights Agreement, the Security Documents and the agreements and instruments to which the Company or any of its subsidiaries is a signatory relating to the issuance of the Securities contemplated hereby, collectively are referred to herein as the “Transaction Documents.”

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated February 2, 2005 (as amended or supplemented at the date thereof, including any and all exhibits thereto, the “Preliminary Memorandum”), and a final offering memorandum dated February 3, 2005 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms “amend”, “amendment” or “supplement” with respect to the Preliminary Memorandum or the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act which is incorporated by reference therein.

1. Representations and Warranties. The Company and each of the Subsidiary Guarantors, jointly and severally represent and warrant to, and agree with, each Initial Purchaser as set forth below in this Section 1.

(a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date (as defined below), the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company and the Subsidiary Guarantors by or on behalf of the Initial Purchasers specifically for inclusion therein.

(b) Neither the Company or its Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Company and the Subsidiary Guarantors make no representation or warranty), has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement, to register any of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act.

(c) Neither the Company or its Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Company and the Subsidiary Guarantors make no representation or warranty), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(e) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

(f) Neither the Company or its Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers as to which the Company and the Subsidiary Guarantors makes no representation or warranty), has engaged in any “directed selling efforts” with respect to the Securities, and the Company and its Affiliates have complied with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(g) No securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

(i) Each of the Company, its Subsidiaries and the Subsidiary Guarantors has been duly incorporated and is validly existing as a corporation (or if not a corporation, has been duly formed and is validly existing) under the laws of the jurisdiction in which it is chartered, incorporated or organized and, with respect to the Company and any such Subsidiary Guarantor or Subsidiary incorporated in the United States, is a corporation in good standing under such laws and, in all cases, has corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and validly existing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify or be validly existing would not have a Material Adverse Effect.

(j) All the outstanding shares of capital stock of each Subsidiary and Subsidiary Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum and assuming consummation of the transactions described in the Final Memorandum, all outstanding shares of capital stock of the Subsidiaries and the Subsidiary Guarantors are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests (other than Permitted Liens (as defined in the Mortgage)), claims, liens or encumbrances (other than Permitted Liens), except for any such perfected security interests or other security interests, claims, liens or encumbrances that would not have a Material Adverse Effect, except as set forth in the Final Memorandum.

(k) The Company’s capitalization is as set forth in the “Actual” column of the table set forth under the heading “Capitalization” in the Final Memorandum. On the Closing Date, the Company’s capitalization will be consistent in all material respects with the “As Adjusted” column of the table set forth under the heading “Capitalization” in the Final Memorandum.

(l) The information to be provided by the Initial Purchasers pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(m) There is no franchise, contract or other document of a character required to be described in a prospectus under the Act, which is not described in the Final Memorandum; and the statements in the Final Memorandum under the headings “Material United States Federal Income Tax Consequences,” “Our Business — Intellectual Property” and “Our Business — Legal Proceedings” fairly summarize the matters therein described.

(n) This Agreement has been duly authorized, executed and delivered by each of the Company and the Subsidiary Guarantors and constitutes a valid and binding obligation of each of the Company and the Subsidiary Guarantors enforceable in accordance with its terms.

(o) The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, has been duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding instrument enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(p) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(q) The Subsidiary Guarantees have been duly authorized by each Subsidiary Guarantor and, when the Notes are executed and authenticated in accordance with provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of each Subsidiary Guarantor, enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect, and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(r) The Registration Rights Agreement has been duly authorized by the Company and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(s) No holder of securities of the Company will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(t) Each of the Security Documents has been duly authorized, executed and delivered by the Company and such Subsidiary Guarantor party thereto and assuming the due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by the Company and such Subsidiary Guarantor, will constitute legal, valid and binding obligations of the Company and such Subsidiary Guarantor, in each case enforceable against the Company and such Subsidiary Guarantor in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(u) The Mortgages, once executed and delivered in connection with the sale of the Notes and when properly recorded and indexed with the proper governmental authorities (together with payment of the appropriate filing or recording fees and any applicable taxes) and the fixture filings when delivered and filed as required by law to perfect a security interest with respect to fixtures in the real property subject to each such Mortgage, will create, in favor of the Trustee (or its representative in the United Kingdom) for the benefit of the Secured Parties (as defined in the Security Documents), including the Trustee on behalf of the holders of the Notes, (i) valid and enforceable mortgage liens on such real property (except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, conveyance, voidable preference, moratorium or other similar laws, regulations or judicial opinions of general applicability now or hereafter in effect relating to or affecting creditors’ rights and remedies generally, and (b) general principles of equity (whether such principles are considered in a proceeding at law or equity) and the discretion of the court before which any proceeding therefor may be brought) and (ii) perfected security interests in such fixtures or other personal property superior to and prior to the Liens of all third persons other than the holders of Prior Liens (as defined in the applicable Mortgage) and subject only to the Permitted Liens. The other Security Documents, once executed and delivered in connection with the sale of the Notes, will create in favor of the Trustee (or its representative in the United Kingdom) for the benefit of the Secured Parties, including the Trustee on behalf of the holders of the Notes, valid and enforceable security interests in the rights of the Company in the personal property pursuant to which a security interest is to be granted under the Security Documents and, upon the filing of appropriate Uniform Commercial Code financing statements and the taking of the other actions described in the Security Documents, the security interests in the rights of the Company in the personal property will be perfected superior to and prior to the Liens of all third persons other than the holders of Liens on such Collateral as permitted by the Security Agreement and subject only to Liens on such Collateral permitted by the Indenture.

(v) Each other Transaction Document has been duly authorized by the Company and such Subsidiary Guarantor party thereto and, assuming the due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company and such Subsidiary Guarantor, enforceable against the Company and such Subsidiary

Guarantor in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(w) The documents (or portions thereof) incorporated by reference in the Final Memorandum, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(x) None of the Company or any Subsidiary Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, none of the Company or any Subsidiary Guarantor will be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(y) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company and the Subsidiary Guarantors of the transactions contemplated herein, except (i) in the case of compliance with the terms of the Registration Rights Agreement such as will be obtained under the Act and the Trust Indenture Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and (iii) except where the failure to obtain such consent, approval, authorization, filing or order would not have a material adverse effect on the issuance and sale of the Securities or the consummation of any of the other transactions contemplated herein.

(z) Neither the issuance and sale of the Securities nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Subsidiary or any Subsidiary Guarantor pursuant to (i) the charter, by-laws or other similar organizational document of the Company, any Subsidiary or any Subsidiary Guarantor, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company, any Subsidiary or any Subsidiary Guarantor is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Subsidiary or any Subsidiary Guarantor of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Subsidiary or any Subsidiary Guarantor or any of its or their properties, except, in the case of clauses (ii) and (iii) above for such conflict, breach, violation or imposition that would not have a material adverse effect on the issuance and sale of the securities or the consummation of any of the other transactions contemplated herein.

(aa) The combined historical financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Historical Financial Data” in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein. The summary historical financial data set forth under the caption “Summary — Summary Historical and Pro Forma Combined and Consolidated Financial Data” in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein. The pro forma financial information included in the Final Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Final Memorandum. The adjustments contained in the pro forma financial information included in the Final Memorandum have been properly applied to the historical amounts in the compilation of such information. The unaudited guarantor and non-guarantor financial information set forth on pages C-1 through C-10 in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

(bb) Other than as set forth in the Final Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any Subsidiary or any Subsidiary Guarantor or its or their property is, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would have a Material Adverse Effect.

(cc) Each of the Company and each of the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where the failure to own or lease such properties would not have a Material Adverse Effect. All material properties and assets of the Company and its Subsidiaries are at closing free and clear of all liens, charges, encumbrances or restrictions, except Permitted Liens. Each of the Company and its Subsidiaries has good and marketable title to all personal property it purports to own (including, without limitation, all Collateral), except Permitted Liens.

(dd) The Company has not received any written notice, or has any knowledge, of any existing or contemplated condemnation proceeding affecting all or any portion of the Mortgaged Property that remains unresolved, or of any sale or disposition thereof in lieu of condemnation.

(ee) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter, bylaws or other similar organizational document, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable which is in full force and effect, except, in the case of clause (ii) or (iii), for any such violation or default that would not have a Material Adverse Effect.

(ff) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited combined financial statements included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(gg) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company or any Subsidiary under the Securities, or on account of the issue and sale by the Company of the Securities or the execution, delivery or performance of this Agreement, the Indenture, the Security Documents or the Registration Rights Agreement or any payments hereunder or thereunder.

(hh) None of the Company or any Subsidiary Guarantor or any of their property or assets has any immunity from jurisdiction of any court of from any legal process.

(ii) The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

(jj) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(kk) The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that would have a Material Adverse Effect; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(ll) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary, except as described in or contemplated by the Final Memorandum.

(mm) The Company and each of the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits or other authorizations would not have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(nn) Other than as set forth in the Final Memorandum, the Company, each Subsidiary and each Subsidiary Guarantor maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(oo) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to, or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(pp) Except as set forth in the Final Memorandum, the Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants

(“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws which are necessary to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Final Memorandum, neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(qq) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it seeks to identify and evaluate associated material costs and liabilities (including, without limitation, any material capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(rr) Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and the Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and the Subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(ss) As of the Closing Date, the subsidiaries listed on Exhibit A attached hereto will be the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (the “Subsidiaries”).

(tt) None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(uu) The Company or the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed in the Final Memorandum to be conducted, except where the failure to own, possess, license or have other such rights would not have a Material Adverse Effect. Except as set forth in the Final Memorandum, (i) there are no rights of third parties to any such Intellectual Property, except for commercial shrink-wrap software; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by any third party challenging the Company’s or the Subsidiaries’ rights in or to any such Intellectual Property that would have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by any third party challenging the validity or scope of any such Intellectual Property that would have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by any third party that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others that would have a Material Adverse Effect, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (v) to the knowledge of the Company, there is no valid and subsisting U.S. patent or published U.S. patent application that would preclude the Company from practicing any material Intellectual Property that is owned by or licensed to the Company or any Subsidiary; and (vi) to the knowledge of the Company, all material patents owned by the Company or the Subsidiaries are valid and enforceable.

(vv) The statements contained in the Final Memorandum under the captions “Risk Factors — We enjoy only limited protection for our intellectual property,” “Risk Factors — Liabilities pursuant to current or future lawsuits and claims could adversely affect our results of operations and financial position,” and “Business — Intellectual Property,” insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

Any certificate signed by any officer of the Company or any Subsidiary Guarantor and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or such Subsidiary Guarantor, as to matters covered thereby, to each Initial Purchaser.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.0445454546% of the principal amount thereof, plus accrued interest, if any, on the Securities from February 11, 2005 to the Closing Date, the principal amount of the Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on February 11, 2005, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being called herein the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price of the Securities to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless Citigroup shall otherwise instruct.

4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

(a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit B hereto.

(b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

5. Agreements. Each of the Company and the Subsidiary Guarantors agrees with the several Initial Purchasers that:

(a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request and the Final Memorandum as so delivered shall be in form and substance reasonably satisfactory to Citigroup.

(b) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of Citigroup; provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by Citigroup), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Initial Purchasers with a copy of such document for their review and Citigroup has not reasonably objected to the filing of such document. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

(c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by Citigroup), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(d) To the extent the Company may do so under applicable law, the Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to execute a general consent to service of process in any jurisdiction with respect to which such a consent has not been previously executed or to subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to tax but for the requirements of this paragraph. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them.

(f) None of the Company or its Affiliates, or any person acting on behalf of any of them, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(g) None of the Company or its Affiliates, or any person acting on behalf of any of them, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(h) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time, of such restricted securities.

(i) None of the Company or its Affiliates, or any person acting on behalf of any of them, will engage in any “directed selling efforts” with respect to the Securities, and each of them will comply with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(k) The Company will apply the proceeds from the offering and sale of the Securities as provided under the caption “Use of Proceeds” in the Final Memorandum.

(l) The Company will not, without the prior written consent of Citigroup, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person with whom the Company or any Affiliate of the Company has an agreement with respect to securities of the Company), directly or indirectly, any debt securities issued or guaranteed by the Company or warrants to purchase debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement.

(m) The Company will not take, directly or indirectly, any action that constitutes or that is designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(n) The Company and the Subsidiary Guarantors, jointly and severally agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture, the Security Documents (or any amendments of existing Security Documents) and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and the Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and

Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading on the Portal Market; (viii) the transportation and other expenses incurred by or on behalf of the Company’s representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Subsidiary Guarantors; (x) any appraisal or valuation performed in connection with the offering and sale of the Securities; (xi) compliance with the provisions of Section 6(m) hereof; and (xii) all other costs and expenses incident to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder.

(o) The Company and the Subsidiary Guarantors shall cause the Securities to be secured by perfected first priority liens on certain of the properties and assets of the Company to the extent and in the manner provided for in the Indenture and the Security Documents and as described in the Final Memorandum, provided, however, to the extent that consents are required from third parties in order to grant or perfect a Lien on any leasehold Mortgaged Property as contemplated by the Final Memorandum and such consents are not obtained prior to the Closing Date, the Company and the Subsidiary Guarantors shall use commercially reasonable efforts for the 90 days after the Closing Date to obtain any such consent and if so obtained, the Company and the Subsidiary Guarantors shall promptly as practicable provide to the Trustee and the Initial Purchasers all of the other documents, instruments, policies, opinions and items, etc. set forth in clauses (i) through (xiii) of Section 6(m) and a legal opinion respecting such leasehold Mortgaged Property in form and substance satisfactory to Citigroup and the Trustee and otherwise complying with Section 5(i); provided further, however, that if a third party does not so consent, after commercially reasonable efforts on the part of the Company and the Subsidiary Guarantors, as the case may be, then neither the Company nor the Subsidiary Guarantors, as the case may be, will be required to grant or perfect a Lien on such leasehold Mortgaged Property (nor will they be required to take any of the actions set forth in Section 5(i) or clauses (i) through (xiii) of Section 6(m)). This Section 5(o) shall survive the Closing Date.

(p) The Company will use its reasonable best efforts to enter into the senior secured asset based credit facility on terms consistent in all material respects with the description thereof contained in the Final Memorandum and in the Commitment Letter dated February 1, 2005 among Citicorp USA, Inc., Citigroup and the Company (the

“Commitment Letter”), and with respect to terms not described therein, as agreed to by the Company acting reasonably and in good faith.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Subsidiary Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused Dechert LLP, counsel for the Company and the Subsidiary Guarantors, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Initial Purchasers.

(b) The Company shall have requested and caused Woodcock Washburn, special counsel for the Company, to have furnished to the Representatives an opinion, dated the Closing Date and addressed to the Representatives, to the effect that the statements included in the Final Memorandum under the heading “Our Business — Intellectual Property,” insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents.

(c) The Company shall have requested and caused David Waksman, Vice President, Secretary and General Counsel of the Company, to have furnished to the Representatives an opinion, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Initial Purchasers.

(d) The Company shall have requested and caused Dechert LLP, United Kingdom counsel for Constar International U.K. Limited, to furnish to the Initial Purchasers and the Security Trustee (as defined in the UK Security Document) their opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

(e) The Representatives shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Final Memorandum (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Subsidiary Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Company and the Subsidiary Guarantors shall have furnished to the Representatives a certificate of the Company and each Subsidiary Guarantor, signed by the Chairman of the Board or the President, and the principal financial or accounting officer of the Company, and by an executive officer of each of the Subsidiary Guarantors dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any supplements to the Final Memorandum and this Agreement and that:

(i) the representations and warranties of the Company and each Subsidiary Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and each Subsidiary Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any supplement thereto).

(g) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time, and at the Closing Date, letters, dated respectively as of the Execution Time, and as of the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Initial Purchasers.

(h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment thereof), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of Citigroup, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment thereof).

(i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(j) Each of the Subsidiary Guarantors shall have executed a Subsidiary Guarantee in form and substance satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(k) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement.

(l) All Security Documents shall have been executed by the respective parties thereto and shall be in form and substance satisfactory to Citigroup, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof. The Initial Purchasers shall have received a perfection certificate, substantially in the form of Exhibit C duly completed and executed by the Company and the Subsidiary Guarantors.

(m) Except to the extent Citigroup reasonably determines that delivery of the following is not necessary or appropriate in connection with perfection of the security interest in the Collateral and subject to Section 5(o), the Initial Purchasers and the Trustee shall have received each of the following documents which shall be reasonably satisfactory in form and substance to Citigroup and the Trustee and each of their respective counsel with respect to each Mortgaged Property and each other item of Collateral, as appropriate:

(i) all Mortgages in favor of the Trustee, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof and such financing statements and other similar statements as are contemplated in respect of each such Mortgage by the local counsel opinion referred to in subparagraph (x) below, and any other instruments necessary to grant the interests purported to be granted by each such Mortgage under the laws of any applicable jurisdiction, which Mortgages and financing statements and other instruments shall be effective to create a lien on such Mortgaged Property in favor of the Trustee, subject to no liens other than Permitted Liens;

(ii) such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments in order for the owner or holder of the fee interest or leasehold interest to grant the lien contemplated by the Mortgage with respect to each Mortgaged Property, subject to no liens other than Permitted Liens;

(iii) with respect to each Mortgage of real property located in the United States of America, a policy of title insurance insuring the lien of such Mortgage as a valid mortgage lien on the real property and improvements affixed thereto which by applicable law constitute real property described therein or the leasehold interest therein, if applicable, with the priority contemplated in the Final Memorandum, in respect of the Securities in an amount not less than the amount reasonably satisfactory, but in any event no greater than the Fair Market Value (as defined in the Indenture), to the Trustee and Citigroup and which policy shall (A) be issued by a title insurer reasonably acceptable to the Trustee and Citigroup, (B)

have been supplemented by such endorsements as shall be reasonably requested by Citigroup including, without limitation, endorsements or other items (to the extent available at commercially reasonable rates) relating to usury, first loss, last dollar, public road access (if available), contiguity (where appropriate), survey, doing business, subdivision map, separate tax lot, lender non-imputation and so-called comprehensive coverage over covenants and restrictions;

(iv) with respect to the Mortgage of real property located in the United Kingdom, a report on title from Dechert LLP, United Kingdom counsel for Constar International U.K. Limited in form and substance reasonably acceptable to the Security Trustee;

(v) a survey with respect to each Mortgaged Property located in the United States of America sufficient to remove the standard survey exception from the title insurance policy and issue all survey related endorsements, or otherwise reasonably satisfactory to the Trustee;

(vi) policies or certificates of insurance as required by each Security Document, which policies or certificates shall bear endorsements of the character required by such Security Document;

(vii) Uniform Commercial Code, judgment and tax lien searches confirming that the personal property to the extent comprising a part of each Mortgaged Property or the Pledged Collateral located in the United States of America is subject to no Liens other than any Liens permitted by the Security Documents and the Indenture;

(viii) such affidavits, certificates and instruments of indemnification in favor of the title insurance company as shall be reasonably and customarily required to induce the title insurance company to issue the policy or policies contemplated in subparagraph (iii) above;

(ix) copies of all leases and subleases;

(x) checks payable to the appropriate public officials in payment of all recording costs and transfer taxes, together, with respect to Mortgages of real property located in the United States of America, a check or wire transfer for the title insurance company in payment of its premium, search and examination charges, applicable survey costs and any other amounts then due in connection with the issuance of its policies;

(xi) opinions from all local and foreign counsel, addressed to the Initial Purchasers and the Trustee with respect to the Collateral and the Securities, reasonably satisfactory to the Initial Purchasers, the Trustee and each of their respective counsel;

(xii) appropriate financing statements or comparable documents authorized by (and executed by, to the extent applicable), the appropriate entities in proper form for filing under the provisions of the Uniform Commercial Code and applicable domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate, in the Trustee’s sole discretion, to grant to the Trustee a perfected first priority Lien on such Collateral, superior and prior to the rights of all third persons other than the holders of Permitted Liens; provided, however, that filings with respect to Constar International U.K. Limited shall be done on a post closing basis as is customary and consistent with United Kingdom practice; and

(xiii) evidence that all other actions reasonably necessary or, in the opinion of the Trustee, desirable to perfect the security interest created by the Collateral Documents have been taken.

(n) The Company shall have delivered a certificate, signed on behalf of its Chairman of the Board or President and its principal financial or accounting officer to the effect that the Company has performed, in all material respects, all covenants and agreements described in Section 6(m) and satisfied, in all material respects, all conditions on its part to be performed or satisfied thereunder.

(o) The Notes shall have been designated as Portal-eligible securities in accordance with the rules and regulations of the NASD, and the Notes shall be eligible for clearance and settlement through The Depository Trust Company.

(p) On or prior to the Closing Date, the Company shall have entered into a senior secured asset based credit facility, consistent in all material respects with the description thereof contained in the Final Memorandum and in the Commitment Letter, as determined reasonably and in good faith by Citigroup.

(q) Prior to the Closing Date, the Company and the Subsidiary Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to Citigroup and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by Citigroup. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing. The parties hereto acknowledge and agree that the condition precedent set forth in clause (p) of this Section 6 may not be waived by Citigroup without the prior written consent of the Company. The parties further agree that in the event that the condition precedent set forth in clause (p) of this Section 6 is not satisfied on or prior to the fifth Business Day following the scheduled Closing Date, this Agreement may be terminated by the Company by written notice to the Representatives delivered in accordance with Section 12 of this Agreement.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005, on the Closing Date.

7. Reimbursement of Initial Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Subsidiary Guarantors to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Citigroup on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution.

(a) The Company and the Subsidiary Guarantors agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, Final Memorandum or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Memorandum to the Representatives, (x) delivery of the Final Memorandum was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company or any Subsidiary Guarantor may otherwise have.

(b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity to each Initial Purchaser set forth in paragraph (a) of this Section (a), but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Plan of Distribution,” (i) the list of Initial Purchasers and their respective participation in the sale of the Securities and (ii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids, constitute the only written information furnished to the Company by or on behalf of the several Initial Purchasers through the Representatives specifically for inclusion in the Preliminary Memorandum or Final Memorandum (or in any amendment or supplement thereto).

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) of this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) of this Section 8. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Subsidiary Guarantors and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Subsidiary Guarantors , on the one hand, and the Initial Purchasers, on the other hand, severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as Citigroup shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement and no action taken under this paragraph shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company and any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of Citigroup, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s common stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Citigroup, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Subsidiary Guarantors or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8(a) hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 14 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company or the Subsidiary Guarantors, will be mailed, delivered or telefaxed to Michael J. Hoffman, President and Chief Executive Officer, Constar International Inc., One Crown Way, Philadelphia, PA 19154, fax (215) 552-3715 and confirmed to William G. Lawlor, Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, fax (215) 994-2222.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7(a) hereof, and no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this Purchase Agreement as amended and restated as of the date hereof.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Material Adverse Effect” shall mean any material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any supplement thereto).

“NASD” shall mean the National Association of Securities Dealers, Inc.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Subsidiary” shall mean the subsidiaries of the Company listed in Exhibit A hereto.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“UK Security Document” shall mean the debenture between the Security Trustee and Constar International U.K. Limited, to be dated on or about February 11, 2005.

18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company and each Subsidiary Guarantor (i) acknowledges that it has, or agrees that by the Closing Date it shall have, by separate written instrument, irrevocably designated and appointed CT Corporation System (“CT”) (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Securities, the Indenture, the Security Documents and the Registration Rights Agreement that may be instituted in any federal or state court in the State of New York or brought under Federal or state securities laws, and acknowledges that CT has, or agrees that by the Closing Date CT shall have, accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT and written notices of said service to it in accordance with Section 12 hereof shall be deemed effective service of process upon such Issuer in any such suit or proceeding. The Company and each Subsidiary Guarantor further agrees to take any reasonable action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as any of the Securities shall be outstanding; provided, however, that it may, by written notice to the Representatives, designate such additional or alternative agent for service of process under this Section 18 that (i) maintains an office located in the Borough of Manhattan, City of New York in the State of New York and (ii) is either (x) counsel for the Company or such Subsidiary Guarantor or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for process and the address of the office of such agent for process in the Borough of Manhattan, City of New York, State of New York.

To the extent that the Company or any Subsidiary Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under each of this Agreement, the Securities, the Indenture, the Security Documents and the Registration Rights Agreement. In addition, the Company and each Subsidiary Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-mentioned courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue for such suit is improper, or that this Agreement, the Securities, the Indenture, the Securities Documents or the Registration Rights Agreement or the subject matter hereof or thereof may not be enforced in such courts.

The Company and the Subsidiary Guarantors and the Initial Purchasers agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of either Trustee to serve legal process in any other manner permitted by law or affect the right of the Trustee to bring any action or proceeding against the Company or any Subsidiary Guarantor or their respective property in the courts of any other jurisdictions.

19. Judgment Currency. The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any loss incurred by such indemnified party as a result of any judgment or order being given or made in favor of such indemnified party for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such indemnified party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such indemnified party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “spot rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Subsidiary Guarantors and the several Initial Purchasers.

Very truly yours,

Constar International Inc.

By:	/s/ William S. Rymer
	Name:	William S. Rymer
	Title:	Executive Vice President and Chief Financial Officer

Constar, Inc.

By:	/s/ William S. Rymer
	Name:	William S. Rymer
	Title:	Executive Vice President and Chief Financial Officer

BFF Inc.

By:	/s/ William S. Rymer
	Name:	William S. Rymer
	Title:	Executive Vice President and Chief Financial Officer

DT, Inc.

By:	/s/ William S. Rymer
	Name:	William S. Rymer
	Title:	Executive Vice President and Chief Financial Officer

Constar Foreign Holdings, Inc.

By:	/s/ William S. Rymer
	Name:	William S. Rymer
	Title:	Executive Vice President and Chief Financial Officer

Constar International U.K. Limited

By:	/s/ Frank Edward Gregory
	Name:	Frank Edward Gregory
	Title:	V.P. European Operations

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

Credit Suisse First Boston LLC

By:	Citigroup Global Markets Inc.

By:	/s/ Whitner Marshall
	Name:	Whitner Marshall
	Title:	Director

For themselves and the other several Initial Purchasers named in Schedule I to the foregoing Agreement

SCHEDULE I

Initial Purchasers	Principal Amount of Securities to be Purchased
Citigroup Global Markets Inc.	$187,000,000
Credit Suisse First Boston LLC	33,000,000

Total	$220,000,000

EXHIBIT A

Entity	Jurisdiction of Incorporation
Constar, Inc.	Pennsylvania
Constar Foreign Holdings, Inc.	Delaware
Constar International Holland (Plastics) BV	The Netherlands
Constar International U.K. Limited.	England

EXHIBIT B

Selling Restrictions for Offers

and Sales Outside the United States

1. (a) The Securities have not been and will not be registered under the Act and may not be offered or sold (x) within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act and (y) outside the United States except in accordance with Regulation S under the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (the “distribution compliance period”), only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S.”

(b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

(c) Terms used in this section have the meanings given to them by Regulation S.

2. Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and, prior to the expiry of six months from the closing of the offering of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, whether as principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended) or the Financial

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Services and Markets Act 2000 (the “FSMA”), (ii) it has complied and will comply with all applicable provisions of the FSMA and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of the FSMA) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company.

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EXHIBIT C

Form of Perfection Certificate

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